UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JULY 19, 2004


                            EVERGREEN HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

                                     OREGON
         (State or other jurisdiction of incorporation or organization)

                  333-109667-04                      91-1797880
           (Commission file number)          (IRS Employer Identification No.)

         3850 THREE MILE LANE, MCMINNVILLE, OREGON            97128-9496
          (Address of principal executive offices)            (Zip Code)

                                  503-472-9361
              (Registrant's telephone number, including area code)

                                      NONE
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 16, 2004, Evergreen Holdings, Inc. ("Registrant"), the parent company to Evergreen International Aviation, Inc. and its subsidiaries, filed a Notification of Late Filing on Form 12b-25 relating to a delay in filing its quarterly report on Form 10-Q for the quarterly period ended May 31, 2004, after determining, during the ordinary course of closing its quarterly accounts, that there is an error in its financial statements for the year ended February 29, 2004, the correction of which will affect the accounts for the quarter ended May 31, 2004. The Explanatory Note from Part III and the narrative and quantitative explanation from Part IV of the Form 12b-25 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by the Registrant, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            EVERGREEN HOLDINGS, INC.
                                            ------------------------
                                            (Registrant)


Date:    July 19, 2004                      /s/ John A. Irwin
                                            -----------------
                                            John A. Irwin
                                            Chief Financial Officer
                                            (Principal Financial Officer)

                                  EXHIBIT INDEX



     99.1 Explanatory Note from Part II and the Narrative and Quantitative Explanation from Part IV of the Form 12b-25, Notification of Late Filing, filed by the Registrant on July 16, 2004.